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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements No. 333-20549, No. 333-65459 and No. 333-38568 of Powerwave Technologies, Inc. on Form S-8 of our report dated January 23, 2001, appearing in this Annual Report on Form 10-K of Powerwave Technologies, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP


Costa Mesa, California
March 23, 2001